UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
 (Amendment No.)

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☐  Preliminary Proxy Statement
☐  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14(a)-6(e) (2))
☐  Definitive Proxy Statement
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☐  Soliciting Material under Section 240.14a-12

The Eastern Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for
 the Shareholder Meeting to Be Held on May 01, 2019

THE EASTERN COMPANY

Meeting Information
           Meeting Type: Annual Meeting
           For holders as of: March 01, 2019
           Date: May 01, 2019 Time: 11:00 AM EST
              Location:  The Eastern Company
                                  112 Bridge Street
                             Naugatuck, CT 06770-0460

THE EASTERN COMPANY
112 BRIDGE STREET
NAUGATUCK, CT 06770-0460

You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

               How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:

1.	Notice & Proxy Statement 2. Annual Report 3. Form 10-K

How to View Online:
Have the information that is printed in the box marked by the arrow g XXXX XXXX XXXX XXXX  (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) 2) 3)	BY INTERNET: www.proxyvote.com BY TELEPHONE: 1-800-579-1639 BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow gXXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 17, 2019 to facilitate timely delivery.
How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the  meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow gXXXX XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items

The Board of Directors recommends you vote FOR ALL the following:

1.	Election of Directors

Nominees
01  Fredrick D. DiSanto    02 John W. Everets    03  Charles W. Henry      04  Michael A. McManus Jr.  05 James A. Mitarotonda
06  Peggy B. Scottt           07  August M. Vlak

The Board of Directors recommends you vote FOR proposals 2 and 3.
2.	Advisory vote to approve the compensation of the named executive officers.

3.	Ratify the appointment of the independent registered public accounting firm (Fiondella, Milone & LaSaracina LLP).

NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Note: A vote to withhold authority to vote for any nominee(s) is treated as a vote against the nominee(s).